REVENUE AND OTHER OPERATING INCOME	6 Months Ended
Jun. 30, 2026
Revenue [abstract]
REVENUE AND OTHER OPERATING INCOME

5.	REVENUE AND OTHER OPERATING INCOME
Revenues

The lease and non-lease components of our revenues in the six months ended June 30, 2026 were as follows:

(in thousands of $)	Lease	Non-lease	Total
Voyage charter revenues	1,070,209	435,941	1,506,150
Time charter revenues	129,860	14,560	144,420
Administrative income	—	6,971	6,971
Total revenues	1,200,069	457,472	1,657,541

The lease and non-lease components of our revenues in the six months ended June 30, 2025 were as follows:

(in thousands of $)	Lease	Non-lease	Total
Voyage charter revenues	399,467	461,916	861,383
Time charter revenues	28,664	13,153	41,817
Administrative income	—	4,743	4,743
Total revenues	428,131	479,812	907,943

Income as a lessor

In January 2026, the Company entered into one-year time charter-out agreements for seven VLCCs, built between 2016 and 2018, at an average rate of $76,900 per day per vessel. The charters for three vessels commenced in the first quarter of 2026, and the remaining four charters commenced in April 2026.

In February 2026, the Company entered into a one-year time charter-out agreement for one VLCC, built in 2019, at a rate of $93,500 per day. The charter commenced in late February 2026.

In April 2026, the Company entered into two one-year time charter-out agreements for two VLCC newbuildings delivered on April 30, 2026 and May 20, 2026, at a rate of $110,000 per day per vessel, which commenced in early and late May 2026.

In May 2026, the Company entered into two one-year time charter-out agreements for two VLCC newbuildings delivered on June 22, 2026 and July 3, 2026, at a rate of $120,000 per day per vessel, which commenced in late June and early July 2026.

As of June 30, 2026, 12 VLCCs, one Suezmax tanker and one LR2 tanker were on time charter-out contracts with initial periods in excess of 12 months (December 31, 2025: one VLCC, one Suezmax tanker and one LR2 tanker).

The Suezmax tanker and LR2 tanker time charter-out contracts include a 50% profit share as variable lease payment. In the six months ended June 30, 2026, the Company received profit share income of $16.0 million in relation to these charters (2025: $0.4 million).

In July 2026, the Company entered into a two-year time charter-out agreement for one VLCC, built in 2016, at an average rate of $90,000 per day, with a rate structure of $110,000 per day in the first year and $70,000 per day in the second year, which commenced in early August 2026.

In July 2026, the Company entered into a three-year time charter-out agreement for one VLCC, built in 2016, at an average rate of $75,000 per day, with a rate structure of $110,000 per day in the first year, $70,000 per day in the second year and $45,000 per day in the third year, which commenced in late August 2026.

Administrative income

Administrative income primarily comprises the income earned from the technical and commercial management of vessels and newbuilding supervision fees from related parties, affiliated companies and third parties.
Other operating income

Other operating income in the six months ended June 30, 2026 and June 30, 2025 was as follows:

(in thousands of $)	2026	2025
Gain on sale of vessels	265,636	—
Other voyage income	24,662	—
Other gains	167	92
Total other operating income	290,465	92

In December 2025, the Company entered into agreements to sell eight of its oldest first-generation ECO VLCCs, built between 2015 and 2016 to a third party for a total sales price of $831.5 million, all of which were delivered to the new owner in the first quarter of 2026. After commissions, the proceeds from the sale of the vessels were $827.3 million and after repayment of existing debt on the vessels, the transaction generated net cash proceeds of $477.2 million. The Company recorded a gain in the first quarter of 2026 of $210.9 million.

In April 2026, the Company entered into agreements to sell its two oldest Suezmax tankers built in 2014 and 2015 to a third party for a total sales price of $140.0 million, all of which were delivered to the new owner in the second quarter of 2026. After commissions, the proceeds from the sale of the vessels were $138.6 million and after repayment of existing debt on the vessels, the transactions generated net cash proceeds of approximately $106.0 million. The Company recorded a gain in the second quarter of 2026 of $54.7 million.

In the six months ended June 30, 2026, the Company recognized other voyage income of $24.7 million from the settlement of loss-of-hire insurance claims.
In July 2026, the Company entered into agreements to sell two VLCCs built in 2017 to an unrelated party for a total sales price of $270.0 million. After commissions and repayment of existing debt on the vessels, the transactions are expected to generate net cash proceeds of approximately $179.0 million, and the Company expects to record a gain in the third quarter of 2026 of approximately $110.0 million. One of the vessels was delivered to the new owner in August 2026 and the remaining vessel was delivered in September 2026.